UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 8, 2023
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 8, 2023, at the 2023 annual meeting of stockholders (the “Meeting”) of Earthstone Energy, Inc. (the “Company”), the Company's stockholders approved the Company’s proposal for the election of four individuals to serve as Class II directors of the Company for three-year terms expiring in 2026.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, the Company’s stockholders approved and adopted an amendment (the “Charter Amendment”) to the Third Amended and Restated Certificate of Incorporation of the Company to provide for exculpation of the Company’s officers from certain personal liabilities. The Charter Amendment became effective upon filing and acceptance by the Secretary of State of the State of Delaware on June 8, 2023. A copy of the Charter Amendment as filed with the Secretary of State of the State of Delaware is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Meeting was held on June 8, 2023 at which the Company’s stockholders voted on the proposals identified below.

At the close of business on April 13, 2023, the record date for the Meeting, 106,197,674 shares of the Class A common stock and 34,259,641 shares of the Company’s Class B common stock (collectively with the Class A common stock, the “Common Stock”), were issued and outstanding and entitled to vote at the Meeting. Stockholders owning a total of 121,810,305 shares of Common Stock voted at the Meeting, representing approximately 86.7% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Class II Directors

Each of the nominees for Class II director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	For	Withheld	Broker Non-Votes
Frost W. Cochran	120,368,928	927,760	513,616
David S. Habachy	120,298,301	998,387	513,616
Brad A. Thielemann	103,699,704	17,596,984	513,616
Zachary G. Urban	97,752,574	23,544,115	513,616

The Company’s continuing directors after the Meeting are Robert J. Anderson, Frost W. Cochran, David S. Habachy, Jay F. Joliat, Phillip D. Kramer, Frank A. Lodzinski, Ray Singleton, Douglas E. Swanson, Jr., Brad A. Thielemann, Zachary G. Urban and Robert L. Zorich.

Proposal 2 - Ratification of the Selection of Moss Adams LLP as the Company's Independent Registered Public Accounting Firm for 2023

The stockholders ratified the selection of Moss Adams LLP as the Company's independent registered public accounting firm for 2023, as set forth below:

For	Against	Abstentions
121,717,709	6,116	86,480

Proposal 3 - Approval and Adoption of an Amendment to the Company’s Third Amended and Restated Certificate of Incorporation to Provide for the Exculpation of the Company’s Officers

The stockholders approved and adopted the Charter Amendment, as set forth below:

For	Against	Abstentions	Broker Non-Votes
100,043,809	21,031,495	221,385	513,616

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	June 9, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration